                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) March 10, 2008
                                                           --------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

KANSAS                             0-22760                     48-1099142
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(State or other jurisdiction     (Commission                 (IRS Identification
     of incorporation)           File Number)                    Employer No.)

                   846 N. Mart-Way Court, Olathe, Kansas     66061
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                  (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code    (913) 647-0158
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act 17 CFR
230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act  (17 CFR  240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On March 10, 2008,  Elecsys  Corporation  issued a press release announcing its  financial  results for the third  quarter ended January 31, 2008. A copy of the press release is furnished under Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c)  EXHIBITS. The following exhibits are filed herewith:

         99.1 Press Release dated March 10, 2008.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2008
                                   ELECSYS CORPORATION

                                   By:  /s/ Todd Daniels
                                       -------------------------------------------
                                        Todd A. Daniels
                                        Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------

  99.1             Press release dated March 10, 2008.